UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2024

LANTRONIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Discovery, Suite 250 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Lantronix, Inc. (the “Company”) previously approved an amended and restated version of the Company’s 2020 Performance Incentive Plan (the “Incentive Plan”), subject to approval of the amendment described below by the Company’s stockholders. As disclosed in Item 5.07 of this Form 8-K below, the Company’s stockholders approved an amendment to the Incentive Plan to increase the aggregate number of shares of the Company’s common stock available for award grants under the plan by 1,800,000 shares (so that the new aggregate share limit for the Incentive Plan is 7,149,047 shares).

The preceding summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan as amended and restated, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       The Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on November 5, 2024.

(b)       At the Annual Meeting, the Company’s stockholders (a) elected five nominees, Saleel Awsare, Philip Brace, Narbeh Derhacobian, Kevin Palatnik and Hoshi Printer, to the Board of Directors of the Company to serve until the Company’s 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier resignation or removal (“Election of Directors”), (b) ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2025 (“Auditor Ratification”), (c) approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 30, 2024 (“Advisory Compensation Vote”), and (d) approved an amendment to the Incentive Plan, including to increase the number of shares of common stock reserved for issuance under the plan by 1,800,000 shares (“Incentive Plan Approval”). Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

	For	Against	Abstain	Broker Non-Votes
Saleel Awsare	18,199,147	1,044,261	290,095	7,736,491
Philip Brace	17,457,176	1,785,323	291,004	7,736,491
Narbeh Derhacobian	19,054,044	191,886	287,573	7,736,491
Kevin Palatnik	19,059,576	186,436	287,491	7,736,491
Hoshi Printer	16,517,923	2,683,088	332,492	7,736,491

Auditor Ratification

For	Against	Abstain
26,830,462	385,504	54,028

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Advisory Compensation Vote

For	Against	Abstain	Broker Non-Votes
16,529,754	2,486,102	517,067	7,736,491

Incentive Plan Approval

For	Against	Abstain	Broker Non-Votes
15,517,683	3,681,045	334,775	7,736,491

Item 9.01.	Financial Statements and Exhibits.

(c)        Exhibits.

Exhibit No.	Description

10.1	Lantronix, Inc. 2020 Performance Incentive Plan, as amended and restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Brent Stringham
Brent Stringham Interim Chief Financial Officer and Chief Accounting Officer

Date: November 6, 2024

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